UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

DECOY THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36812	47-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2450 Holcombe Blvd. Suite X Houston, TX (Address of principal executive offices)		77021 (Zip Code)

(713) 913-5608

(Registrant’s telephone number, including area code)

Salarius Pharmaceuticals, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DCOY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 24, 2026, Decoy Therapeutics Inc. (the “Company”) held a virtual special meeting of stockholders (the “Special Meeting”). The Company’s stockholders voted on three proposals at the Special Meeting as set forth below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 9, 2026. There were 2,696,758 shares of common stock, par value $0.0001 per share (the “Common Stock”) present and entitled to vote at the Special Meeting, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Special Meeting, each share of Common Stock represented one vote.

At the Special Meeting, the Company’s stockholders voted on the following proposals:

1.
To approve the Decoy Therapeutics Inc. 2026 Equity Incentive Plan (the “Equity Compensation Plan Proposal”);
2.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the Company’s outstanding Common Stock at a ratio in the range of 1-for-4 to 1-for-15 to be determined at the discretion of the Company’s Board of Directors, whereby each outstanding 4 to 15 shares of Common Stock would be combined, converted and changed into one share of the Company’s Common Stock (the “Reverse Stock Split Proposal”); and
3.
To authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 1 and/or 2 described above (the “Adjournment Proposal”).

All of the proposals were voted upon and approved by the requisite majority of the Company’s stockholders. The voting results at the Special Meeting are shown below:

Proposal 1—The Equity Compensation Plan Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
351,837	68,978	55,703

The stockholders approved the Equity Compensation Plan Proposal.

Proposal 2— The Reverse Stock Split Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,187,125	507,474	2,173

The stockholders approved the Reverse Stock Split Proposal.

Proposal 3—The Adjournment Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,237,338	450,908	8,526	2,220,254

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of the Equity Compensation Plan Proposal and the Reverse Stock Split Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Decoy Therapeutics inc.

Date: February 25, 2026	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Executive Vice President and Chief Financial Officer